EXHIBIT 32.2

CERTIFICATION

Certification of Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

In connection with the Annual Report of OSI Systems, Inc. (the “Company”) on Form 10-K for the year ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anuj Wadhawan, Chief Financial Officer of the Company, certify, pursuant to 18, U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods presented in this Report.

Date: September 13, 2004

/S/ ANUJ WADHAWAN
Anuj Wadhawan
Chief Financial Officer